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                                                                    EXHIBIT 9(T)

                                        Pacific Horizon Funds, Inc.
                                        125 West 55th Street
                                        New York, New York  10019



The Bank of New York
110 Washington Street
New York, New York  10286

             Re:     Cash Management and Related Services Agreement
                     ----------------------------------------------

Gentlemen:

                 As you are aware, The Bank of New York (the "Bank") currently provides cash management and related services with respect to certain series of shares of Pacific Horizon Funds, Inc. (the "Fund") pursuant to a Cash Management and Related Services Agreement between the Bank and the Fund dated as of May 1, 1990 (the "Agreement"). Effective as of June 21, 1993 it is proposed that Schedule A to the Agreement be revised as attached hereto.
Kindly indicate your approval of the revised Schedule A attached hereto and your acceptance of the appointment as the Fund's agent under the Agreement to perform for the shares of each of the classes of shares set forth in the revised Schedule A attached hereto the services set forth in the Agreement by signing below.

                               Very truly yours,


                               PACIFIC HORIZON FUNDS, INC.


                          By:  /s/ William B. Blundin
                               -------------------------------

                       Title:  Executive Vice President


THE BANK OF NEW YORK


   By: /s/ S. Grunston
       ------------------

Title: Vice President
       ------------------

Dated as of June 21, 1993
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                                   SCHEDULE A


Pacific Horizon Funds, Inc. Treasury Fund
Horizon Shares (Class)
Horizon Service Shares (Class)

Pacific Horizon Funds, Inc. Prime Fund
Horizon Shares (Class)
Horizon Service Shares (Class)

Pacific Horizon Funds, Inc.
Tax-Exempt Money Fund
Horizon Shares (Class)
Horizon Service Shares (Class)


Effective August 6, 1990:

Pacific Horizon Funds, Inc.
Pacific Horizon Shares (Class) of the
Prime Fund
Treasury Fund
Tax-Exempt Money Market Fund
California Tax-Exempt Money Market Fund


Effective as of March 1, 1993:

Pacific Horizon Funds, Inc. Prime Value Fund
Pacific Horizon Shares (Class)

Pacific Horizon Funds, Inc. California Tax-Exempt Money Market Fund Horizon Service Shares (Class)

Pacific Horizon Funds, Inc. Government Fund
Pacific Horizon Shares (Class)
Horizon Shares (Class)
Horizon Service Shares (Class)

Pacific Horizon Funds, Inc. Treasury Only Fund
Pacific Horizon Shares (Class)
Horizon Shares (Class)
Horizon Service Shares (Class)
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Effective as of June 21, 1993:

Pacific Horizon Funds, Inc. Tax-Exempt Money Fund
Pacific Horizon Shares (Class)

Pacific Horizon Funds, Inc. Prime Value Fund
Horizon Service Shares (Class)



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